CAPITAL ADVISORS
                                   GROWTH FUND

                                     [LOGO]







                               Semi-Annual Report

                                  June 30, 2001

                          CAPITAL ADVISORS GROWTH FUND

July 27, 2001

Dear Shareholder:

The first six months of 2001 have been characterized by a severe sell off in the stock market during the first three months, followed by modest recovery from April through June. The Capital Advisors Growth Fund declined 30.2% during the first quarter, then advanced 19.1% in the second quarter to end the six month period with a decline of 16.94%. The returns for the fund for the first six months of 2001 correlate closely with our Large-Cap Growth Fund peers, which were down 16.08% on average over the same time period according to Lipper Analytical Services, Inc. Since its inception 18 months ago the Fund produced a total return of -28.15% through June 30, 2001, which compares to returns of -29.72% for the Lipper Large-Cap Growth Index, -46.71% for the NASDAQ Composite Index, and -15.19% for the S&P 500 over the same time period.

Several of the Fund's largest positions appreciated handsomely during the first six months including AOL-TIMEWARNER (+52.3%), BEST Buy (+114.9%), HARLEY-DAVIDSON (+18.6%), MICROSOFT (+68.3%), and WILLIAMS-SONOMA (+94.1%). Unfortunately these gains were more than offset by declines in other sectors of the Fund's portfolio.

The industry groups hit hardest during the first six months were concentrated in the technology and life sciences sectors. In technology, the slowdown in the economy brought capital spending to a halt throughout much of corporate America to the detriment of most vendors of computer hardware, software, telecommunications equipment, wireless communications, data storage and networking devices.

The life sciences sector, including both traditional pharmaceutical companies and biotechnology companies, suffered from fears of potential government price controls and delays in the FDA approval process for several important new medications.

The ten largest holdings of the Fund as of June 30, 2001 were as follows:

Security                  No. Shares   Cost/Share     Market/Share   Portfolio %
--------                  ----------   ----------     ------------   -----------
Microsoft                   15,000       $75.19          $73.00         7.1%
Williams-Sonoma             26,400        29.08           38.82         6.6
AOL Time Warner             18,675        57.94           53.00         6.4
Human Genome Sciences       14,150        45.40           60.25         5.5
Goldman Sachs Group          7,500        94.83           85.80         4.1
Qualcomm, Inc.              10,130        93.46           58.48         3.8
Tiffany, Inc.               16,000        37.27           36.22         3.7
Home Depot                  12,300        48.88           46.55         3.7
Best Buy, Inc.               8,800        50.10           63.52         3.6
Johnson & Johnson           10,800        42.70           50.00         3.5

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                          CAPITAL ADVISORS GROWTH FUND

Of the 40 common stocks held by the Fund as of June 30, 2001, the 10 largest holdings represented 48% of total assets.

The 18-month existence of the Capital Advisors Growth Fund has been a remarkable time in stock market history. The 67.5% decline registered by the NASDAQ Composite Index between March 10, 2000 and April 4, 2001 is the largest drop in a major U.S. stock market index since the Great Depression. Your fund benefited from some rewarding investments during this volatile time period, but it was not immune to its share of losses either. In spite of the difficult environment, however, we are more enthusiastic than ever about the prospects for many of the businesses you own through your shares in the Fund.

For example, your holdings in the biotechnology sector, including ABGENIX, HUMAN GENOME SCIENCES, MEDAREX, and MILLENNIUM PHARMACEUTICALS, control some of the most valuable intellectual property governing fully human antibodies and gene-based inventions. Most experts agree that the technology platforms that these four companies are pursuing represent the foundation for the future of medicine.

The biotech companies you own currently have 16 different compounds in various stages of human clinical trials for indications that represent a collective market opportunity in excess of $10 billion. There are dozens more compounds within their labs nearing completion of pre-clinical work. Moreover, these companies have inked more than 60 collaborations with leading pharmaceutical and biotech companies throughout the world including PFIZER, GLAXO-SMITHKLINE, BRISTOL-MYERS, ELI LILLY, MERCK, SCHERING PLOUGH, AMGEN, GENENTECH and CHIRON among many others. Through these collaborations much of the future drug development from the world's leading pharmaceutical and biotechnology companies will accrue royalties and co-marketing rights to the four companies you own through the Fund.

AOL-TIMEWARNER is reinvesting the substantial cash flow it receives from its nearly 130 million subscription relationships across all of its brands to create the media company of the future. We believe there is substantial untapped earning power in AOL's unparalleled collection of media assets, which includes such jewels as CNN, WARNER BROS., TIME, HBO, SPORTS ILLUSTRATED, PEOPLE, FORTUNE and the world's second largest cable television infrastructure. As an example, the company's flagship AOL Internet service currently generates $5 per month in advertising and commerce revenues on average for each of its 30 million subscribers. Comparable subscriber monetization rates for television and newspapers are $40 and $70 respectively. The earning power for AOL's Internet service would rise four-fold if it can just reach HALF the subscriber monetization level of television. In retail, one of the most successful

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                          CAPITAL ADVISORS GROWTH FUND

e-commerce initiatives to date has been bridal registry. This makes sense considering the natural synergy between the Internet's ubiquitous reach and the geographic distribution of most wedding parties. WILLIAMS-SONOMA is a significant beneficiary of this trend through its WILLIAMS-SONOMA and POTTERY BARN retail concepts. Last year the company's online sales grew 470 percent, while its direct-to-consumer sales (catalog and online combined) grew 33 percent.

Companies like MICROSOFT, INTEL, DELL COMPUTER and QUALCOMM are sitting on a collective $43 BILLION in cash with zero net debt at a time when promising new technologies lie starving for capital within startup companies and academic research labs. Valuable engineers, programmers, scientists and management personnel are also available for the hiring having been freed up by the financial struggles of many of their former employers. Companies like the above with stable business models and substantial balance sheet resources will emerge from this downturn stronger than ever. Meanwhile, much of their competition will be weakened, or eliminated by the storm.

The past 18 months have been a difficult time to be a holder of common stocks. Today, however, we feel strongly that the opportunity is great to be a buyer of good quality stocks. Your Fund is one of a small minority of Large-Cap Growth funds to have experienced net inflows into its asset base during the first six months of 2001. As such, your Fund has been a net purchaser of common stocks in recent months as prices have declined to more and more attractive levels. The exceptional shareholder base that has enabled such an opportunity for the Fund will benefit all of us in future years.

Lou Gerstner, Chairman and CEO of IBM, (a 2.2% position in the Fund) included a great passage in his recent annual letter to shareholders. He said:

     If the first age of e-business was an age of supply - a seemingly endless abundance of Web sites, new businesses, new business models and capital - then the second age of e-business will be an age of DEMAND. Before long, we'll see Internet traffic grow a thousand-fold, propelled by, among other things, an explosion in the number of client and embedded networked devices that will reach into the trillions. That's a lot of bits and bytes that businesses are going to have to capture, manage, store, access, analyze and use. And no matter how much more efficient we make our current computing infrastructure, no matter how many more bright young people go into computer science, it won't be enough. We're going to need whole new levels of scientific and technological discovery.

Many investors have written-off the high-tech sector as a speculative bubble that burst. We're not among the skeptics. Yes, there were many speculative

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                          CAPITAL ADVISORS GROWTH FUND

excesses in the high-tech sector a year ago, but from those excesses were born a tremendous amount of innovation. When the current economic storm passes the surviving businesses will take these innovations to new and higher levels.

You own the survivors through the Capital Advisors Growth Fund. We feel strongly that these survivors, and through them your Fund, will emerge from the current downturn stronger than ever.

Thanks to all of you.

/s/ Richard E. Minshall                  /s/ Keith C. Goddard

Richard E. Minshall                      Keith C. Goddard, CFA
Chief Investment Officer                 Portfolio Manager
Capital Advisors Growth Fund             Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.         Vice President, Capital Advisors, Inc.

Performance figures of the Fund and indices referenced represent past performance and are not indicative of future performance. Indexes are not available for direct investment and do not incur expenses. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally leaders in their industries. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The NASDAQ Composite Index is the index of the NADSAQ Stock Market, the largest electronic, screen-based market in the world with over 5,100 companies listed. The Lipper Large-Cap Growth Fund Index consists of 30 well-established mutual funds that emphasize large-cap growth stocks in their investment process.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ.

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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
     Shares       COMMON STOCKS: 99.13%                          Market Value
--------------------------------------------------------------------------------

                  AEROSPACE/DEFENSE
      7,000       The Boeing Co.................................   $  389,200
                                                                   ----------
                  BIOTECHNOLOGY
      9,000       Abgenix, Inc.*................................      405,000
      9,000       Medarex, Inc.*................................      211,500
                                                                   ----------
                                                                      616,500
                                                                   ----------
                  BUILDING MATERIALS & SUPPLIES
     12,300       The Home Depot, Inc...........................      572,565
                                                                   ----------
                  COMPUTER HARDWARE
      8,800       Applied Micro Circuits Corp...................      151,360
      2,000       Dell Computer Corp.*..........................       52,300
      9,500       EMC Corp......................................      275,975
     13,160       Intel Corp....................................      384,930
      2,975       International Business Machines Corp..........      336,175
        349       MCDATA Corp.*.................................        6,125
      3,700       PMC-Sierra, Inc.*.............................      114,959
                                                                   ----------
                                                                    1,321,824
                                                                   ----------
                  COMPUTER SOFTWARE
     15,000       Microsoft Corporation*........................    1,095,000
      3,700       VERITAS Software Corporation*.................      246,161
                                                                   ----------
                                                                    1,341,161
                                                                   ----------
                  CONSUMER DURABLE
      5,000       Harley-Davidson, Inc..........................      235,400
                                                                   ----------
                  CONSUMER NON-DURABLES
      8,000       Constellation Brands, Inc.....................      328,000
                                                                   ----------
                  FINANCIAL SERVICES
     11,800       American Express Co...........................      457,840
      3,500       Marsh & McLennan Companies, Inc...............      353,500
      7,500       The Goldman Sachs Group, Inc..................      643,500
                                                                   ----------
                                                                    1,454,840
                                                                   ----------
                  GENOMICS
     14,150       Human Genome Sciences, Inc.*..................      852,538
     11,000       Millennium Pharmaceuticals, Inc.*.............      391,380
                                                                   ----------
                                                                    1,243,918
                                                                   ----------

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
      Shares                                                     Market Value
--------------------------------------------------------------------------------

                  HEALTHCARE SERVICES
      4,500       Cardinal Health, Inc..........................   $  310,500
                                                                   ----------
                  INTERNET/E-COMMERCE
      1,600       Broadcom Corp. - Class A*.....................       68,416
      3,200       Juniper Networks, Inc.*.......................       99,520
                                                                   ----------
                                                                      167,936
                                                                   ----------
                  MEDIA
     18,675       AOL Time Warner, Inc.*........................      989,775
     17,500       Sirius Satellite Radio, Inc.*.................      213,325
     25,400       XM Satellite Radio Hldings, Inc.*.............      411,480
                                                                   ----------
                                                                    1,614,580
                                                                   ----------
                  MEDICAL DEVICES & TECHNOLOGY
     10,800       Johnson & Johnson.............................      540,000
                                                                   ----------
                  PHARMACEUTICALS
      5,300       Eli Lilly and Company.........................      392,200
      9,800       Pfizer, Inc...................................      392,490
                                                                   ----------
                                                                      784,690
                                                                   ----------
                  RETAIL STORES
      8,800       Best Buy Co., Inc.*...........................      558,976
     16,000       Tiffany & Co..................................      579,520
      5,000       Wal-Mart Stores, Inc..........................      244,000
     26,400       Williams-Sonoma, Inc.*........................    1,024,848
     13,500       Zale Corporation*.............................      454,950
                                                                   ----------
                                                                    2,862,294
                                                                   ----------
                  TELECOMMUNICATIONS EQUIPMENT & SUPPLIES
     16,600       Corning, Inc..................................      277,386
      5,800       JDS Uniphase Corp.*...........................       73,950
      5,200       RF Micro Devices, Inc.*.......................      139,360
                                                                   ----------
                                                                      490,696
                                                                   ----------
                  TELECOMMUNICATIONS SERVICES
     11,000       Qwest Communications
                    International Inc...........................      350,570
                                                                   ----------

See Notes to Financial Statements.

                                       7
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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
      Shares                                                     Market Value
--------------------------------------------------------------------------------

                  WIRELESS COMMUNICATIONS
      4,700       Intersil Holding Corp.*.......................    $ 171,080
     10,130       QUALCOMM Incorporated*........................      592,402
                                                                   ----------
                                                                      763,482
                                                                   ----------
                  Total Common Stocks (Cost $22,232,655)........   15,388,156
                                                                   ----------

*Non-income producing security.

Principal Amount  SHORT-TERM INVESTMENTS: 1.09%                  Market Value
--------------------------------------------------------------------------------

   $169,529       Firstar Stellar Treasury Fund
                    (Cost $169,529).............................      169,529
                                                                   ----------
                  Total Investments in Securities
                    (Cost $20,402,184): 100.22%.................   15,557,685
                  Liabilities in Excess of Other Assets: (0.22%)      (34,249)
                                                                   ----------
                  Net Assets:  100.00%..........................  $15,523,436
                                                                  ===========

See Notes to Financial Statements.

                                       8
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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $20,402,184) ............................     $ 15,557,685
  Receivables
    Dividends and interest ...................................            1,505
    Fund shares purchased ....................................           33,100
  Prepaid expenses ...........................................           10,255
                                                                   ------------
       Total assets ..........................................       15,602,545
                                                                   ------------
LIABILITIES
  Payables
    Administration fees ......................................            2,658
    Distribution fees ........................................            3,085
    Due to advisor ...........................................            5,725
    Investment securities purchased ..........................           54,024
  Accrued expenses ...........................................           13,617
                                                                   ------------
       Total liabilities .....................................           79,109
                                                                   ------------

NET ASSETS ...................................................     $ 15,523,436
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$15,523,436 / 1,079,548 shares outstanding; unlimited
  number of shares (par value $0.01) authorized] .............     $      14.38
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 22,624,759
  Accumlated net investment loss .............................          (82,355)
  Accumulated net realized loss on investments ...............       (2,174,469)
  Net unrealized depreciation on investments .................       (4,844,499)
                                                                   ------------
       Net assets.............................................     $ 15,523,436
                                                                   ============

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends (Net of foreign tax on dividends) ...............     $    27,708
    Interest ..................................................           5,640
                                                                    -----------
       Total income ...........................................          33,348
                                                                    -----------
  Expenses
    Advisory fees (Note 3) ....................................          57,889
    Distribution (Note 4) .....................................          19,296
    Administration fees (Note 3) ..............................          15,705
    Professional fees .........................................          11,541
    Fund accounting fees ......................................          12,342
    Transfer agent fees .......................................           6,393
    Custody fees ..............................................           3,999
    Other .....................................................           3,019
    Trustee fees ..............................................           2,120
    Shareholder reporting .....................................           1,982
    Registration fees .........................................           2,850
                                                                    -----------
       Total expenses .........................................         137,136
       Less: advisory fee waiver and absorption (Note 3).......         (21,433)
                                                                    -----------
       Net expenses............................................         115,703
                                                                    -----------
            NET INVESTMENT LOSS ...............................         (82,355)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions ................      (2,055,115)
  Net change in unrealized depreciation on
    investments ...............................................      (1,087,307)
                                                                    -----------
       Net realized and unrealized loss on investments ........      (3,142,422)
            NET DECREASE IN NET ASSETS RESULTING
              FROM OPERATIONS .................................     $(3,224,777)
                                                                    ===========

See Notes to Financial Statements.

                                       10
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                          CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  Six Months Ended         Year Ended
                                                                   June 30, 2001 #      December 31, 2000
                                                                   ---------------      -----------------
NET INCREASE (DECREASE) IN ASSETS FROM OPERATIONS
  Net investment loss .........................................     $    (82,355)        $   (156,429)
  Net realized loss from security transactions ................       (2,055,115)            (119,353)
  Net change in unrealized depreciation on investments ........       (1,087,307)          (3,757,191)
                                                                    ------------         ------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....       (3,224,777)          (4,032,973)
                                                                    ------------         ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived from net
    change in outstanding shares (a) ..........................        1,556,832           21,224,354
                                                                    ------------         ------------
       TOTAL (DECREASE) INCREASE IN NET ASSETS ................       (1,667,945)          17,191,381
                                                                    ------------         ------------
NET ASSETS
Beginning of period ...........................................       17,191,381                    0
                                                                    ------------         ------------
END OF PERIOD .................................................     $ 15,523,436         $ 17,191,381
                                                                    ============         ============

(a)  A summary of share transactions is as follows:

                            Six Months Ended                  Year Ended
                             June 30, 2001#                December 31, 2000
                        ------------------------       -------------------------
                        Shares   Paid in Capital       Shares    Paid in Capital
                        ------   ---------------       ------    ---------------
Shares sold ..........  168,260    $  2,613,503       1,017,015    $ 21,691,028
Shares redeemed.......  (82,359)     (1,056,671)        (23,368)       (466,674)
                        -------    ------------       ---------    ------------

Net increase .........   85,901    $  1,556,832         993,647    $ 21,224,354
                        =======    ============       =========    ============

# Unaudited.

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                             Six Months Ended        Year Ended
                                                              June 30, 2001 #       Dec. 31, 2000
                                                              ---------------       -------------
Net asset value, beginning of period ...................         $  17.30              $  20.00
                                                                 --------              --------
Income from investment operations:
  Net investment loss ..................................            (0.08)                (0.16)
  Net realized and unrealized gain on investments ......            (2.84)                (2.54)
                                                                 --------              --------
Total from investment operations .......................            (2.92)                (2.70)
                                                                 --------              --------

Net asset value, end of period .........................         $  14.38              $  17.30
                                                                 ========              ========

TOTAL RETURN ...........................................           (16.94%)              (13.50%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..................         $ 15,516              $ 17,191

Ratio of expenses to average net assets:
  Before expense reimbursement .........................             1.77%                 1.75%
  After expense reimbursement ..........................             1.49%                 1.49%

Ratio of net investment loss to average net assets
  After expense reimbursement ..........................            (1.06%)               (1.12%)

Portfolio turnover rate ................................            15.89%                49.39%

# Unaudited.

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on December 31, 1999. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which

                                       13
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                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2001, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $57,889 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Funds operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2001, the Advisor reduced its fees by the amount of $21,433; no

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
                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $57,353 at June 30, 2001.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended June 30, 2001, the Fund paid the Distribution Coordinator $19,296.

                          CAPITAL ADVISORS GROWTH FUND

--------------------------------------------------------------------------------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,440,480 and $2,484,662, respectively.

NOTE 6 - PRIVACY NOTICE

The Capital Advisors Growth Fund, Capital Advisors, Inc. and First Fund Distributors, Inc. collect non-public information about you from the following sources:

     *    Information  we receive about you on  applications  or other forms;
     *    Information you give us orally; and
     *    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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